SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2002


                                  F.A.O., Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                          California 0-19536 95-3971414
        ----------------------- ----------------------- ----------------
      (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)



                           2520 Renaissance Boulevard,
                       King of Prussia, Pennsylvania 19406
                 --------------------------------- ------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (610) 278-7800
                 -----------------------------------------------
              (Registrant's telephone number, including area code)


                              The Right Start, Inc.
                          26610 Agoura Road, Suite 250
                           Calabasas, California 91302
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





ITEM 5. Other Events

     On March 26, 2002, the registrant announced that it had changed its corporate name from "The Right Start, Inc." to "F.A.O., Inc." effective March 26, 2002. A copy of the press release announcing the change in corporate name is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. Stockholders do not need to exchange stock certificates in connection with the corporate name change.


ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No. Description

     99.1 Press release dated March 26, 2002, "FAO, Inc. is the New Corporate Name for The Right Start"

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FAO, INC.


  Date:  April  9,  2002               /s/  Raymond  P.  Springer

                                        Raymond P. Springer
                                        Executive Vice President
                                        and Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.   Description

     99.1 Press release dated March 26, 2002, "FAO, Inc. is the New Corporate Name for The Right Start"